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                                                                  EXHIBIT 10.20


                             CARMIKE CINEMAS, INC.

                               FIRST AMENDMENT TO
                         REGISTRATION RIGHTS AGREEMENT

         This First Amendment to the Registration Rights Agreement dated January 31, 2002 (this "AMENDMENT") is made and entered into as of July __, 2002 by and among Carmike Cinemas, Inc., a Delaware corporation (the "COMPANY"), and the other parties signatory hereto (the "HOLDERS" and together with the Company, the "PARTIES"). Capitalized terms not otherwise defined herein shall have the respective meanings given them in the Registration Rights Agreement, dated as of January 31, 2002, by and among the Parties (the "REGISTRATION RIGHTS AGREEMENT").

                                  WITNESSETH:

         WHEREAS, the Parties have executed a Stockholders' Agreement, dated as of January 31, 2002 (the "STOCKHOLDERS' AGREEMENT") setting forth certain rights and obligations regarding the shares of Common Stock held by the Stockholders, including a 25-month prohibition on the Stockholders transferring their shares of Common Stock and agreement to vote their shares of Common Stock in favor of the election of certain designees to the Board of Directors of the Company;

         WHEREAS, the Parties have executed the Registration Rights Agreement setting forth certain rights and obligations regarding the registration of Registrable Securities held by the Holders;

         WHEREAS, the Board of Directors of the Company has authorized the proper officers of the Company to file with the Commission by and on behalf of the Company the Registration Statement No. 333-90028 on Form S-1 (and any appropriate amendments thereto) in connection with an underwritten public offering of shares of its Common Stock (the "PROPOSED OFFERING") and the Parties have executed the Waiver and Consent Agreement, dated as of June 7, 2002, permitting the Selling Stockholders (as herein defined) to exercise their piggyback registration rights by including 500,000 shares in the aggregate of Registrable Securities of the Selling Stockholders in Registration Statement No. 333-90028; and

         WHEREAS, the Parties desire to amend the Registration Rights Agreement to permit the Selling Stockholders to exercise their piggyback rights in connection with the Proposed Offering, and to include in the Proposed Offering an aggregate of up to 750,000 shares; plus additional shares in an amount that represents no more than the lesser of (i) 1,835,000 shares plus up to an additional 275,250 shares to satisfy the underwriters' over-allotment option, if exercised, and (ii) the number of shares equal to 20% of the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table contained in Registration Statement No. 333-90028 divided by the public offering price per share in the Proposed Offering.


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         NOW, THEREFORE, in consideration of the premises and mutual agreements, covenants and provisions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

                                   ARTICLE I
                                   AMENDMENTS

         A. Definitions. The definition of "REGISTRATION EXPENSES" shall be amended by adding in clause (ii) the phrase ", designated by the Holders in a writing provided to the Company," after "the reasonable fees and expenses of one counsel to the Holders of Registrable Securities".

         Section 1 of the Registration Rights Agreement shall be amended by inserting in their proper alphabetical order the following definitions:

                           "PROPOSED OFFERING" means the proposed public
                  offering of the Company contemplated by Registration Statement No. 333-90028.

                           "REGISTRATION STATEMENT NO. 333-90028" means the
                  Registration Statement on Form S-1 initially filed by the Company on June 7, 2002 (and any appropriate amendments thereto) in connection with the Proposed Offering.

                           "SELLING STOCKHOLDERS" means The Jordan Trust;
                  TJT(B); TJT(B) (Bermuda) Investment Company LTD; David W. Zalaznick and Barbara Zalaznick, JT; and Leucadia Investors, Inc. or any of its affiliates, as defined in the Stockholders' Agreement.

                           "STOCKHOLDERS' AGREEMENT" means the Carmike Cinemas,
                  Inc. Stockholders' Agreement, dated as of January 31, 2002, among the Company and the Signing Stockholders (as defined therein), as amended on the date hereof.

         B. Waiver and Notice. Section 4(a) of the Registration Rights Agreement shall be amended by adding as the last two paragraphs:

                  Each Holder hereby waives the requirement that it receive the 20-day advance written notice of the filing of Registration Statement No. 333-90028 and the other information required to be set forth in such notice with respect to the Proposed Offering; and the Company hereby waives the written request to include Selling Stockholder Registrable Securities in the Proposed Offering and the other information required to be set forth in such request. The Selling Stockholders acknowledge that they have requested pursuant to this Amendment that the Company register on Registration Statement No. 333-90028 750,000 shares of Common Stock for sale in the Proposed Offering, subject to (i) their right to withdraw any such shares from the Proposed Offering by written notice to the Company and the managing underwriter delivered prior to the signing of the Underwriting Agreement with respect to the Proposed Offering and (ii) the cut


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                  back provisions set forth in Section 4(c) hereof. In the
                  event that any of the Selling Stockholders wish to increase the number of shares of Common Stock it requests that the Company register on Registration Statement No. 333-90028 and include in the Proposed Offering, such Selling Stockholder will provide the Company and the managing underwriter with written notice by telecopier, not later than three business days prior to the pricing of the shares of Common Stock in the Proposed Offering, of its request to increase the number of its Registrable Securities to be included in the Proposed Offering as provided in, and subject to the limitations contained in, Section 3 of the Stockholders' Agreement.

                   The first 750,000 shares of Registrable Securities included in Registration Statement No. 333-90028 for the Proposed Offering shall be allocated among the Selling Stockholders as follows: (i) 250,000 shares to The Jordan Trust, TJT(B) and/or TJT(B) (Bermuda) Investment Company LTD; (ii) 250,000 shares to David W. Zalaznick and/or Barbara Zalaznick; and
                   (iii) 250,000 shares to Leucadia Investors, Inc. or any of its Affiliates (as that term is defined in the Stockholders' Agreement); provided, however, that any number of shares of Registrable Securities in the Proposed Offering held by the Selling Stockholders may, prior to Registration Statement No. 333-90028 becoming effective, be re-allocated among the Selling Stockholders as the Selling Stockholders shall mutually agree and as shall be set forth in the applicable underwriting agreement and the final prospectus delivered after Registration Statement No. 333-90028 becomes effective.

                   In the event of any attempted increase in the number of Registrable Securities by the Selling Stockholders in connection with the Proposed Offering pursuant to Section 4(a) which either exceeds the aggregate number of Registrable Securities permitted by Section 3 of the Stockholders' Agreement or which is cut back pursuant to
                   Section 4(c), in the absence of an allocation agreement among the Selling Stockholders to the contrary, such excess Registrable Securities shall be cut back or eliminated such that the respective number of shares that may be sold by each Selling Stockholder in the Proposed Offering shall be prorated in accordance with each such Selling Stockholder's percentage of the total shares held by the Selling Stockholders.

         C. Priority in Piggyback Registration. Section 4(c) of the Registration Rights Agreement shall be amended by adding the following paragraph:

                   Notwithstanding the foregoing, if the managing underwriter or underwriters of the Proposed Offering advise the Company in writing that in its or their opinion the number of shares of Common Stock proposed to be sold in the Proposed Offering exceeds the number of shares that can be sold in the Proposed Offering without an adverse effect on the Proposed Offering (such adverse effect, includes but is not limited to, any adverse effect on the marketing of the Proposed Offering or the price of the shares offered thereby), the Company will include in the Proposed Offering only the number of shares of Common Stock that, in the


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                  opinion of such underwriter or underwriters, in its or their sole and absolute discretion, can be sold in the Proposed Offering as follows: first the 3,000,000 shares of Common Stock the Company proposes to sell for its own account and then second, 750,000 shares of Registrable Securities requested to be included, in the aggregate, in the Proposed Offering by the Selling Stockholders, pro rata among the Selling Stockholders which have requested their Registrable Securities to be included therein and then third any other Registrable Securities, up to the amount permitted to be transferred by the Selling Stockholders pursuant to Section 3 of the Stockholders' Agreement, requested by the Selling Stockholders to be included in the Proposed Offering.

         D. Section 5 of the Registration Rights Agreement is amended by deleting Section 5(a) in its entirety and inserting the following in lieu thereof:

         (a)      Restrictions Under the Stockholders' Agreement.
         Notwithstanding anything to the contrary contained herein, any transfer of the Common Stock is subject to the restrictions set forth in Section 3 of the Stockholders' Agreement.

         E. Section 16 of the Registration Rights Agreement is amended by deleting Section 16 and inserting in lieu thereof:

                   All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed given when delivered by facsimile or overnight courier service or delivered personally to the parties at the following addresses or facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

                   If to the Company, to:

                   Carmike Cinemas, Inc.
                   1301 1st Avenue
                   Columbus, Georgia 31901
                   Attention:  President
                   Telecopier:  (706) 576-3441

                   With a copy to:

                   Troutman Sanders LLP
                   600 Peachtree Street
                   Atlanta, Georgia 30308
                   Attention:  Terry C. Bridges, Esq.
                   Telecopier:  (404) 962-6731


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                   If to any Holder, addressed to such Holder at its address or facsimile number as shown on the books of the Company, or at such other address or facsimile number as such Holder may specify by written notice to the Company.


                                   ARTICLE II
                                 MISCELLANEOUS

         A. Incorporation of Provisions. The provisions of Sections 12, 13, 14, 15, 17, 18 and 19 of the Registration Rights Agreement shall apply to this Amendment as if set forth herein in their entirety.

         B. Limitation of Amendment. Except for the amendments expressly set forth above, the Registration Rights Agreement shall remain unchanged and in full force and effect.

         C. Waiver and Consent Agreement. This Amendment supersedes the Waiver and Consent Agreement, dated as of June 7, 2002, by and among the Parties.




                  [Remainder of page left intentionally blank]


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         IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.


                                    THE "COMPANY"

                                    CARMIKE CINEMAS, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


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                                    THE "HOLDERS"

                                    MICHAEL W. PATRICK, as an individual


                                    By:
                                       ----------------------------------------



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


                                    GS CAPITAL PARTNERS III, L.P.
                                    By:  GS Advisors III, L.L.C.,
                                         Its General Partner


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    GS CAPITAL PARTNERS III OFFSHORE, L.P.
                                    By:  GS Advisors III, L.L.C.,
                                         Its General Partner


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    GOLDMAN SACHS & CO. VERWALTUNGS GMBH
                                    By:


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


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


                                    BRIDGE STREET FUND 1998, L.P.
                                    BY: Stone Street 1998, L.L.C.,
                                        Its General Partner

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    STONE STREET FUND 1998, L.P.
                                    BY: Stone Street 1998, L.L.C.
                                        Its General Partner


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



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


                                    THE JORDAN TRUST


                                    By:
                                       ----------------------------------------
                                       Name:  John W. Jordan II
                                       Title: Trustee


                                    TJT(B)


                                    By:
                                       ----------------------------------------
                                       Name:  John W. Jordan II
                                       Title: Trustee


                                    TJT(B) (BERMUDA) INVESTMENT COMPANY LTD.


                                    By:
                                       ----------------------------------------
                                       Name:  John W. Jordan II
                                       Title: President


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                                    DAVID W. ZALAZNICK AND BARBARA ZALAZNICK,
                                    JT TEN


                                    By:
                                       ----------------------------------------
                                       Name:  David W. Zalaznick


                                    By:
                                       ----------------------------------------
                                       Name:  Barbara Zalaznick


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


                                    LEUCADIA INVESTORS, INC.


                                    By:
                                       ----------------------------------------
                                       Name:  Joseph Orlando
                                       Title: Vice President


                                    LEUCADIA NATIONAL CORPORATION


                                    By:
                                       ----------------------------------------
                                       Name:  Joseph Orlando
                                       Title: Vice President and
                                              Chief Financial Officer


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